Exhibit 99.1

Unaudited Pro Forma Condensed Combining Financial Information

     The following unaudited Pro Forma Combined Condensed Financial Statements assume a business combination between GoodNoise Corporation ("GoodNoise" or the "Company") and Creative Fulfillment, Inc. (d.b.a. "Emusic") which was accounted for as a purchase acquisition. The Pro Forma Combined Condensed Financial Statements are based on the historical financial statements and the notes thereto of GoodNoise included in the Annual Report on Form 10-SB/A filed with the Securities and Exchange Commission on December 24, 1998 and the Quarterly Report on Form 10-QSB for the quarter ended December 31, 1998, and the historical financial statements and the notes thereto of Emusic included herein.

     The Pro Forma Combined Condensed Balance Sheet combines GoodNoise's December 31, 1998 balance sheet with EMusic's balance sheet dated January 31, 1999, giving effect to the Merger as if it had occurred on December 31, 1998.

     The Pro Forma Combined Condensed Statements of Operations combine GoodNoise's historical condensed statement of operations for:

     * the six months ended December 31, 1998 with the Emusic condensed statement of operations for the six months ended January 31, 1999;

     * the period from inception (January 8, 1998) through June 30, 1998 with the Emusic condensed statement of operations for the twelve month period from August 1, 1997 through July 31, 1998;

     * the period from inception (January 8, 1998) through June 30, 1998 with the Emusic condensed statement of operations for the period from inception (March 14, 1995) through January 31, 1999.

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. The unaudited Pro Forma Combined Condensed Financial Statements do not incorporate any benefits from cost savings or synergy of operations of the combined company.

     GoodNoise incurred direct transaction costs of approximately $150,000 associated with the Merger which will be included in the purchase price allocated to acquired net assets. There can be no assurance that GoodNoise will not incur additional charges in subsequent quarters to reflect costs associated with the Merger or that management will be successful in its efforts to integrate the operations of the two companies.

     These Pro Forma Combined Condensed Financial Statements should be read in conjunction with the historical financial statements and the related notes thereto of GoodNoise included in the Form 10-SB/A and Form 10-QSB filed with the Securities and Exchange Commission, and the financial statements and the notes thereto of Emusic included herein.

          UNAUDITED PROFORMA CONDENSED COMBINING INCOME STATEMENT DATA


                                               GoodNoise               Emusic                           Pro Forma
                                          --------------------   ------------------     ------------------------------------------
                                              Six Months              Six Months
                                                Ended                   Ended
                                             December 31,             January 31,
                                                 1998                   1999                Adjustments             Combined
                                          --------------------   ------------------     -------------------    -------------------
Revenues.................................      $    20,465             $102,688               $   (50,000) (B)        $     73,153
Cost of revenues.........................            4,716               31,570                        --                   36,286
                                               -----------             --------               -----------             ------------
  Gross profit...........................           15,749               71,118                   (50,000)                  36,867
                                               -----------             --------               -----------             ------------
Operating expenses:
Product development......................        1,591,961               57,490                   (37,500) (B)           1,611,951
Sales, general and administrative........          401,928               13,038                 1,001,098  (D)           1,416,064
                                               -----------             --------               -----------             ------------
  Total operating expenses...............        1,993,889               70,528                   963,598                3,028,015
                                               -----------             --------               -----------             ------------
Income (loss) from operations............       (1,978,140)                 590                (1,013,598)              (2,991,148)
Interest and other expense, net..........            2,902                  106                        --                    3,008
                                               -----------             --------               -----------             ------------
Net income (loss)........................      $(1,975,238)            $    696               $(1,013,598)            $ (2,988,140)
                                                                       ========               ===========
Accretion of Series A Preferred to
 redemption value........................         (169,047)                                                               (169,047)
                                               -----------                                                            ------------
Net loss applicable to common
 stockholders............................      $(2,144,285)                                                           $ (3,157,187)
                                               ===========                                                            ------------
Net loss per share, basic and diluted....      $     (0.15)                                                           $      (0.21)
                                               ===========                                                            ------------
Weighted average common shares
 outstanding, basic and diluted..........       14,504,346                                        630,179  (A)         154,134,525
                                               ===========                                    ===========             ============


                            See accompanying notes.

          UNAUDITED PROFORMA CONDENSED COMBINING INCOME STATEMENT DATA


                                               GoodNoise                 Emusic                            Pro Forma
                                         --------------------      -----------------         --------------------------------------
                                            January 8, 1998          Twelve Months
                                             (Inception) to              Ended
                                             June 30, 1998           July 31, 1998              Adjustments           Combined
                                          -------------------      ------------------        ------------------   -----------------
Revenues.................................   $        --                  $206,943             $        --             $   206,943
Cost of revenues.........................            --                   153,035                      --                 153,035
                                            -----------                  --------             -----------             -----------
  Gross profit...........................            --                    53,908                      --                  53,908
                                            -----------                  --------             -----------             -----------
Operating expenses:
 Product development.....................       961,349                    74,385                      --               1,035,734
 Sales, general and administrative.......       218,755                    61,756               2,002,197  (D)          2,282,708
                                            -----------                  --------             -----------             -----------
  Total operating expenses...............     1,180,104                   136,141               2,002,197               3,318,442
                                            -----------                  --------             -----------             -----------
Income (loss) from operations............    (1,180,104)                  (82,233)             (2,002,197)             (3,264,534)
Interest and other expense, net..........            --                    (1,056)                     --                  (1,056)
                                            -----------                  --------             -----------             -----------
Net income (loss)........................   $(1,180,104)                 $(83,289)            $(2,002,197)            $(3,265,590)
                                            ===========                  ========             ===========             ===========
Net loss per share, basic and diluted....   $     (0.12)                                                              $     (0.30)
                                            ===========                                                               ===========
Weighted average common shares
 outstanding, basic and diluted..........    10,234,055                                           630,179  (A)         10,864,234
                                            ===========                                       ===========             ===========


                            See accompanying notes.

          UNAUDITED PROFORMA CONDENSED COMBINING INCOME STATEMENT DATA


                                               GoodNoise                Emusic                         Pro Forma
                                         --------------------     -------------------    ----------------------------------------
                                            January 8, 1998          March 14, 1995
                                             (Inception) to          (Inception) to
                                              December 31,            January 31,
                                                 1998                   1999                  Adjustments             Combined
                                         --------------------     -------------------    ---------------------    ---------------
Revenues.................................        $    20,465               $ 832,821         $    (50,000) (B)      $   803,286
Cost of revenues.........................              4,716                 655,082                   --               659,798
                                                 -----------               ---------         ------------           -----------
  Gross profit...........................             15,749                 177,739              (50,000)              143,488
                                                 -----------               ---------         ------------           -----------
Operating expenses:
 Product development.....................          2,553,310                 199,200              (37,500) (B)        2,715,010
 Sales, general and administrative.......            620,683                 159,431            2,002,197  (D)        2,782,311
                                                 -----------               ---------         ------------           -----------
  Total operating expenses...............          3,173,993                 358,631            1,964,697             5,497,321
                                                 -----------               ---------         ------------           -----------
Income (loss) from operations............         (3,158,244)               (180,892)          (2,014,697)           (5,353,833)
Interest and other expense, net..........              2,902                  (4,282)                  --                (1,380)
                                                 -----------               ---------         ------------           -----------
Net income (loss)........................        $(3,155,342)              $(185,174)         $(2,014,697)          $(5,355,213)
                                                                           =========         ============
Accretion of Series A Preferred to
 redemption value........................           (169,047)                                                          (169,047)
                                                 -----------                                                        -----------
Net loss applicable to common
 stockholders............................        $(3,324,389)                                                       $(5,524,260)
                                                 ===========                                                        ===========
Net loss per share, basic and diluted....        $     (0.27)                                                       $     (0.42)
                                                 ===========                                                        ===========
Weighted average common shares
 outstanding, basic and diluted..........         12,437,698                                      630,179  (A)       13,067,877
                                                 ===========                                 ============           ===========

                            See accompanying notes.

           UNAUDITED PROFORMA CONDENSED COMBINING BALANCE SHEET DATA


                                          GoodNoise               Emusic                             Pro Forma
                                      ------------------   ------------------     ----------------------------------------------
                                         December 31,          January 31,
                                             1998                1999                  Adjustments                 Combined
                                      ------------------   ------------------     --------------------      ---------------------
Assets
Current Assets:
   Cash..............................      $   348,101             $  13,852              $  (312,500)  (A)         $     49,453
   Accounts receivable...............            4,000                 3,062                       --                      7,062
   Prepaid expenses and other assets           153,067                    --                  (89,820)  (A)               63,247
                                           -----------             ---------              -----------               ------------
   Total current assets..............          505,168                16,914                 (402,320)                   119,762
                                           -----------             ---------              -----------               ------------

Property and equipment, net                    101,407                 6,774                       --                    108,181
Intangible assets                                   --                    --                6,006,590   (A)            6,006,590
Other assets                                    16,520                    --                       --                     16,520
                                           -----------             ---------              -----------               ------------
   Total assets                            $   623,095             $  23,688              $ 5,604,270                $ 6,251,053
                                           ===========             =========              ===========               ============

Liabilities, Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit)
Current Liabilities:
   Notes payable.....................      $   410,348             $  12,500              $   (12,500)  (B)          $   410,348
   Accounts payable..................          143,792                10,229                   72,680   (A)              226,701
   Accrued payroll and related
    benefits.........................           19,221                    --                       --                     19,221
                                           -----------             ---------              -----------               ------------
   Total current liabilities.........          573,361                22,729                   60,180                    656,270
                                           -----------             ---------              -----------               ------------

Redeemable Convertible Preferred
 Stock - Series A....................          182,307                    --                       --                    182,307
                                           -----------             ---------              -----------               ------------

Stockholders' Equity (Deficit):
   Common Stock......................          150,253               186,133                 (186,133)  (C)              156,555
                                                                                                6,302   (A)
   Additional paid-in capital........        3,047,563                    --                5,551,247                  8,598,810
   Notes receivable from employees...           (6,000)                   --                       --                     (6,000)
   Deficit accumulated during the
    development stage................       (3,324,389)             (185,174)                 185,174   (C)           (3,336,889)
                                                                                              (50,000)  (B)
                                                                                               37,500   (B)
                                           -----------             ---------              -----------               ------------
Total stockholders' equity (deficit)          (132,573)                  959                5,544,090                  5,412,476
                                           -----------             ---------              -----------               ------------
Total liabilities, redeemable
 convertible preferred stock and
 stockholders' equity (deficit)......      $   623,095             $  23,688              $ 5,604,270                $ 6,251,053
                                           ===========             =========              ===========               ============


                            See accompanying notes.

         NOTES TO UNAUDITED PROFORMA CONDENSED COMBINING FINANCIAL DATA


1. The preliminary allocation of the purchase price among the identifiable tangible and intangible assets was based on a preliminary assessment of the fair market value of those assets. Such preliminary purchase price allocation is subject to adjustment based upon the GoodNoise's further analysis, which adjustment could be material in amount. The amounts preliminarily identified as intangible assets arising from the transaction are expected to be amortized over an estimated useful life of three years.

2. The following pro forma adjustments are reflected in the unaudited pro forma condensed combining financial information and are required to allocate the preliminary purchase price and acquisition costs to the net assets acquired from Emusic based on their fair value:

   (A) Reflects the allocation of the purchase price of approximately $6.0 million, which consisted of cash payments of $312,500, issuance of 630,179 shares of Common Stock, and direct acquisition related expenses of approximately $150,000.

   (B) Reflects the elimination of inter-company transactions including development consulting revenue paid by GoodNoise to Emusic and a short-term loan of $12,500 made by GoodNoise to Emusic in January 1999.

   (C)  Reflects the elimination of Emusic's equity accounts.

   (D) Reflects the amortization of intangible assets associated with the purchase of Emusic as if the acquisition was completed as of the beginning of each period presented. Amortization is over the estimated useful lives of the assets acquired of three years.